UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – February 28, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Capital Opportunities Fund

Semiannual report
2 | 28 | 22

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNVAX

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 28 | 22

Message from the Trustees	1
Interview with your fund’s portfolio manager	3
Your fund’s performance	7
Your fund’s expenses	9
Consider these risks before investing	11
Terms and definitions	12
Other information for shareholders	14
Financial statements	15

Message from the Trustees

April 7, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 International Capital Opportunities Fund

How was the market environment during the six-month reporting period?

The unraveling human tragedy in Ukraine is front of mind. Indelible images of the pain and suffering of Ukrainians and their strength and resilience in the face of overwhelming odds are etched in our minds. With this as a backdrop, it seems almost trivial to discuss the market environment.

Before Russia’s invasion of Ukraine on February 24, the global economy appeared to be on the road to recovery. The recent wave of the Omicron variant has a high rate of transmission but milder symptoms. These facts, combined with high vaccination rates in developed countries, appeared to have shifted Covid-19 from being a pandemic to an endemic disease. Many countries began easing pandemic-related restrictions. But Russia’s invasion of Ukraine at the end of the reporting period drastically altered the market environment. In the war’s early days, the near-term economic impact was a significant global inflationary shock. The war has also further snarled the already-tangled global logistics network, creating disruptions in a variety of industries.

International Capital Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Capital Opportunities Fund

All these challenges have resulted in a broad sell-off in global equity indexes.

During the six-month reporting period, the fund posted a return of –11.15% and outperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index, which returned –11.88%.

What were some stocks that helped fund performance during the period?

Dassault Aviation, an international aircraft manufacturer based in France, was the top contributor to fund performance for the period. The company manufactures the Mirage and Rafale military jets and Falcon corporate jets. Dassault Aviation benefited from a meaningful growth in orders for its military jets, along with a recovery in the corporate jet market. The stock had positive fundamentals, and it appreciated with other defense-related stocks with Russia’s invasion of Ukraine.

Indian Energy Exchange [IEX], the dominant electricity trading exchange in India, continued its strong performance from the prior fiscal year. About 12% of the power market in India is transacted via an exchange. Most power is provided by distribution companies under long-term power purchase agreements. During the period, IEX stock appreciated in anticipation of several structural reforms initiated by the Indian government. These reforms have the potential to double IEX’s addressable market over the next three years, in our view.

What were some stocks that detracted from fund performance during the period?

Globaltrans, a provider of rail freight transportation services in Russia and the Baltics, detracted from fund performance. While the underlying fundamentals of the business were strong and improving, Russia’s invasion of Ukraine resulted in a sharp sell-off of the stock. We exited our position, however, post a significant decline, as we anticipated a potential delisting of Russian equities from developed market exchanges. In fact, the stock is now suspended from trading.

Fukui Computer, a Japanese construction and engineering [CAD] software developer, also detracted from fund performance. The company’s stock declined, despite its discounted valuation and report of strong earnings results during the period that exceeded analyst expectations. The likely cause for the decline is that Fukui Computer was a victim of the unintended consequences of passive investing. Fukui is a constituent of Japan’s Mothers Index. The Mothers Index is composed of emerging growth stocks, including many loss-making early-stage companies. During this period, the Mothers Index declined 39%. As a constituent of the index, and given the prevalence of passive funds, Fukui likely sold off due to passive funds reducing exposure to the Mothers Index.

How did your sector allocations influence fund performance during the period?

Overall, our sector allocation decisions detracted from fund performance. Underweight positions in the materials, energy, and real estate sectors, and overweight positions in information technology and consumer discretionary sectors, detracted from performance. Some industry sectors made positive contributions to performance, including an underweight position in health care and an overweight in financials.

Our investment process emphasizes bottom-up stock selection. The sector weightings reflect a combination of conviction in our best ideas with a disciplined portfolio construction approach. Over time, our goal is for stock-specific returns to drive performance, with sector allocation being a neutral contributor to returns.

International Capital Opportunities Fund 5

What is your outlook for the markets, and how is the fund positioned?

Russia’s invasion of Ukraine has added fuel to the inflationary trend facing the world. Without near-term fixes for the fuel and logistic disruptions, while the outcome of the war remains uncertain, we believe that we clearly are in a period of elevated volatility. This environment has resulted in a sell-off in a variety of stocks, making their valuations attractive. Aware of the price dislocation, we carefully evaluate their merits as long-term investments, while seeking to anticipate changes in the post-war global economy.

The unpredictability of this environment highlights the importance of a disciplined investing approach. Our fund positioning tends to have modest sector/country changes from period to period. We continue to emphasize owning quality businesses, with minimal financial leverage, trading at discounted prices. Businesses with these characteristics historically have tended to be more resilient in stress periods like the one we are seeing today.

Thank you, Karan, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 International Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/28/95)
Before sales charge	8.92%	80.56%	6.09%	53.41%	8.94%	29.89%	9.11%	4.10%	–11.15%
After sales charge	8.67	70.18	5.46	44.59	7.65	22.42	6.97	–1.89	–16.26
Class B (10/30/96)
Before CDSC	8.67	70.04	5.45	47.77	8.12	26.99	8.29	3.32	–11.49
After CDSC	8.67	70.04	5.45	45.77	7.83	23.99	7.43	–1.26	–15.42
Class C (7/26/99)
Before CDSC	8.67	70.08	5.45	47.74	8.12	26.99	8.29	3.31	–11.51
After CDSC	8.67	70.08	5.45	47.74	8.12	26.99	8.29	2.40	–12.29
Class R (1/21/03)
Net asset value	8.66	76.08	5.82	51.53	8.67	28.91	8.83	3.85	–11.25
Class R6 (5/22/18)
Net asset value	9.17	86.25	6.42	56.33	9.35	31.50	9.56	4.52	–11.00
Class Y (2/1/00)
Net asset value	9.15	85.12	6.35	55.38	9.21	30.87	9.38	4.38	–11.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

International Capital Opportunities Fund 7

Comparative index returns For periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P Developed
Ex-U.S. SmallCap	7.18%	114.52%	7.93%	46.31%	7.91%	28.86%	8.82%	–2.10%	–11.88%
Index
International Small/
Mid-Cap Growth	9.34	117.57	7.93	52.08	8.61	31.63	9.49	–2.32	–14.30
Funds*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/22, there were 222, 222, 218, 190, 117, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.603		$0.138	$0.197	$0.482	$0.793	$0.734
Capital gains
Long-term gains	3.469		3.469	3.469	3.469	3.469	3.469
Short-term gains	1.578		1.578	1.578	1.578	1.578	1.578
Total	$5.650		$5.185	$5.244	$5.529	$5.840	$5.781
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/21	$49.35	$52.36	$48.60	$48.24	$48.33	$49.85	$49.64
2/28/22	38.56	40.91	38.17	37.79	37.72	38.90	38.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 International Capital Opportunities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/28/95)
Before sales charge	8.84%	77.46%	5.90%	46.70%	7.97%	30.30%	9.22%	–1.00%	–9.23%
After sales charge	8.59	67.25	5.28	38.27	6.69	22.81	7.09	–6.69	–14.45
Class B (10/30/96)
Before CDSC	8.59	67.10	5.27	41.34	7.17	27.43	8.42	–1.73	–9.57
After CDSC	8.59	67.10	5.27	39.34	6.86	24.43	7.56	–6.09	–13.58
Class C (7/26/99)
Before CDSC	8.59	67.14	5.27	41.28	7.16	27.43	8.41	–1.75	–9.57
After CDSC	8.59	67.14	5.27	41.28	7.16	27.43	8.41	–2.62	–10.37
Class R (1/21/03)
Net asset value	8.58	73.05	5.64	44.89	7.70	29.36	8.96	–1.24	–9.35
Class R6 (5/22/18)
Net asset value	9.09	83.06	6.23	49.50	8.37	31.93	9.68	–0.62	–9.07
Class Y (2/1/00)
Net asset value	9.06	81.90	6.17	48.54	8.24	31.30	9.50	–0.76	–9.13

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/21	1.48%	2.23%	2.23%	1.73%	1.08%	1.23%
Annualized expense ratio for the
six-month period ended 2/28/22*	1.47%	2.22%	2.22%	1.72%	1.08%	1.22%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a increase of 0.02% from annualizing the performance fee adjustment for the six months ended 2/28/22.

International Capital Opportunities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/21 to 2/28/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.88	$10.38	$10.38	$8.05	$5.06	$5.72
Ending value (after expenses)	$888.50	$885.10	$884.90	$887.50	$890.00	$889.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/22, use the following calculation method. To find the value of your investment on 9/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$7.35	$11.08	$11.08	$8.60	$5.41	$6.11
Ending value (after expenses)	$1,017.50	$1,013.79	$1,013.79	$1,016.27	$1,019.44	$1,018.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 International Capital Opportunities Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

International Capital Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed

12 International Capital Opportunities Fund

by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Capital Opportunities Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2022, Putnam employees had approximately $526,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Capital Opportunities Fund 15

The fund’s portfolio 2/28/22 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value
Australia (2.5%)
Brickworks, Ltd.	346,916	$5,378,628
Mineral Resources, Ltd.	104,808	3,472,629
		8,851,257
Canada (8.3%)
CI Financial Corp.	460,300	7,535,483
Cogeco Communications, Inc.	126,800	10,123,992
Constellation Software, Inc.	2,315	3,901,547
Home Capital Group, Inc. †	265,100	8,012,608
		29,573,630
Chile (1.2%)
Liberty Latin America, Ltd. Class C †	441,686	4,456,612
		4,456,612
Denmark (1.3%)
Royal Unibrew A/S	44,748	4,728,550
		4,728,550
France (14.1%)
Dassault Aviation SA	100,466	14,986,347
Eurazeo SE	99,986	7,666,251
Euronext NV	50,071	4,531,331
Kaufman & Broad SA	198,855	7,175,290
Nexity SA	98,858	3,885,257
Rubis SCA	244,112	7,603,188
Thermador Groupe	42,706	4,589,112
		50,436,776
Germany (1.6%)
CompuGroup Medical SE & Co. KgaA	32,731	1,825,969
CTS Eventim AG & Co. KGaA †	54,752	3,845,027
		5,670,996
Greece (4.9%)
Motor Oil Hellas Corinth Refineries SA	476,178	7,653,159
OPAP SA	675,885	9,777,260
		17,430,419
Hong Kong (1.4%)
Melco International Development, Ltd. †	5,071,000	5,029,417
		5,029,417
India (0.5%)
Indian Energy Exchange, Ltd.	599,706	1,651,960
		1,651,960
Ireland (2.6%)
Dalata Hotel Group PLC †	1,190,690	5,602,256
Hibernia REIT PLC R	2,940,168	3,814,789
		9,417,045
Italy (0.5%)
DiaSorin SpA	13,159	1,955,467
		1,955,467
Japan (24.6%)
Amano Corp.	258,200	5,102,514
Avant Corp.	535,600	5,079,440

16 International Capital Opportunities Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value
Japan cont.
Fukui Computer Holdings, Inc.	345,100	$9,475,588
G-7 Holdings, Inc.	492,200	7,116,575
Japan Material Co., Ltd.	628,600	9,253,415
Kobe Bussan Co., Ltd.	105,300	3,508,376
Kyudenko Corp.	312,400	8,408,455
Nabtesco Corp.	236,100	6,525,214
Nakanishi, Inc.	350,300	6,558,981
NSD Co., Ltd.	330,400	6,202,403
PALTAC Corp.	188,900	7,405,543
Solasto Corp.	303,600	2,721,497
Takeuchi Manufacturing Co., Ltd.	313,000	7,015,321
TechnoPro Holdings, Inc.	126,300	3,697,378
		88,070,700
Jersey (1.8%)
Breedon Group PLC	5,804,940	6,418,184
		6,418,184
Mexico (1.0%)
Megacable Holdings SAB de CV (Units)	1,233,934	3,629,926
		3,629,926
Netherlands (1.8%)
QIAGEN NV †	126,099	6,326,957
		6,326,957
South Korea (4.0%)
Hana Financial Group, Inc.	186,315	7,552,897
i-SENS, Inc.	79,328	1,840,179
Vieworks Co., Ltd.	148,019	4,733,354
		14,126,430
Spain (3.3%)
Cia de Distribucion Integral Logista Holdings SA	463,140	8,375,078
Fomento de Construcciones y Contratas SA	309,761	3,503,009
		11,878,087
Switzerland (2.0%)
Swissquote Group Holding SA	41,024	7,031,880
		7,031,880
Taiwan (6.0%)
Elite Material Co., Ltd.	669,000	6,565,313
Lite-On Technology Corp.	4,045,000	9,891,187
momo.com, Inc.	37,900	1,357,830
Yageo Corp.	220,000	3,549,314
		21,363,644
United Kingdom (14.4%)
Admiral Group PLC	79,928	3,172,730
Afren PLC † F	4,060,504	5
Bellway PLC	199,087	7,632,867
Berkeley Group Holdings PLC (The)	157,633	8,170,161
Cranswick PLC	97,062	4,561,794
Domino’s Pizza Group PLC	1,499,087	7,310,676
Dr. Martens PLC	768,227	2,894,403
Jet2 PLC †	151,872	2,612,576

International Capital Opportunities Fund 17

COMMON STOCKS (97.8%)* cont.	Shares	Value
United Kingdom cont.
Liberty Global PLC Class C †	275,900	$7,137,533
Nomad Foods, Ltd. †	311,000	7,830,980
		51,323,725
Total common stocks (cost $333,054,458)		$349,371,662

SHORT-TERM INVESTMENTS (2.3%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.12% L	Shares	5,075,288	$5,075,288
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	400,000	400,000
U.S. Treasury Bills 0.160%, 4/26/22 ∆		$600,000	599,827
U.S. Treasury Bills 0.074%, 5/19/22 ∆		1,100,000	1,099,265
U.S. Treasury Cash Management Bills 0.197%, 5/3/22 ∆		900,000	899,638
Total short-term investments (cost $8,074,660)			$8,074,018

TOTAL INVESTMENTS
Total investments (cost $341,129,118)	$357,445,680

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $357,148,677.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,841,105 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
	At the close of the reporting period, the fund maintained liquid assets totaling $1,403,969 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Consumer discretionary	17.5%
	Industrials	16.7
	Information technology	16.5
	Financials	13.2

18 International Capital Opportunities Fund

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $220,988,332) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/20/22	$813,392	$802,782	$(10,610)
	British Pound	Buy	3/16/22	5,550,046	5,508,347	41,699
	Euro	Sell	3/16/22	2,733,452	2,769,350	35,898
	New Taiwan Dollar	Sell	5/18/22	10,560,236	10,578,359	18,123
	Norwegian Krone	Buy	3/16/22	487,371	472,249	15,122
	Swedish Krona	Buy	3/16/22	1,550,145	1,627,235	(77,090)
Barclays Bank PLC
	Australian Dollar	Buy	4/20/22	891,309	878,627	12,682
	British Pound	Sell	3/16/22	7,075,245	6,997,568	(77,677)
	Euro	Sell	3/16/22	166,935	169,094	2,159
	Japanese Yen	Sell	5/18/22	2,986,480	3,000,615	14,135
	New Taiwan Dollar	Sell	5/18/22	10,560,233	10,582,139	21,906
	Swedish Krona	Buy	3/16/22	967,617	1,015,629	(48,012)
	Swiss Franc	Sell	3/16/22	2,869,812	2,857,624	(12,188)
Citibank, N.A.
	Australian Dollar	Buy	4/20/22	1,623,078	1,595,264	27,814
	British Pound	Buy	3/16/22	4,339,601	4,291,878	47,723
	Chilean Peso	Sell	4/20/22	5,178,817	4,800,077	(378,740)
	Danish Krone	Buy	3/16/22	2,018,065	2,044,975	(26,910)
	Euro	Buy	3/16/22	5,622,621	5,695,066	(72,445)
	Japanese Yen	Buy	5/18/22	1,984,595	1,981,493	3,102
Goldman Sachs International
	British Pound	Sell	3/16/22	1,547,605	1,535,763	(11,842)
	Euro	Sell	3/16/22	5,180,938	5,243,475	62,537
	South Korean Won	Sell	5/18/22	2,363,436	2,368,163	4,727
HSBC Bank USA, National Association
	British Pound	Buy	3/16/22	1,595,905	1,647,743	(51,838)
	Chinese Yuan (Offshore)	Buy	5/18/22	964,475	956,605	7,870
	Euro	Buy	3/16/22	2,182,611	2,210,810	(28,199)
	Hong Kong Dollar	Buy	5/18/22	292,944	293,785	(841)
	Norwegian Krone	Buy	3/16/22	1,836,265	1,778,810	57,455
	Swedish Krona	Buy	3/16/22	3,524,656	3,700,101	(175,445)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/22	4,854,408	4,787,689	66,719
	British Pound	Sell	3/16/22	9,909,503	9,835,604	(73,899)
	Canadian Dollar	Buy	4/20/22	1,162,222	1,178,940	(16,718)
	New Zealand Dollar	Buy	4/20/22	1,097,694	1,106,480	(8,786)
	Norwegian Krone	Buy	3/16/22	863,406	836,125	27,281
	Singapore Dollar	Buy	5/18/22	5,368,909	5,413,938	(45,029)
	South Korean Won	Buy	5/18/22	10,258,836	10,281,068	(22,232)
	Swedish Krona	Buy	3/16/22	7,257,830	7,616,794	(358,964)
	Swiss Franc	Buy	3/16/22	20,625,488	20,631,785	(6,297)

International Capital Opportunities Fund 19

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $220,988,332) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/20/22	$1,806,094	$1,780,891	$25,203
	British Pound	Sell	3/16/22	1,507,088	1,496,056	(11,032)
	Canadian Dollar	Buy	4/20/22	542,565	539,967	2,598
	Danish Krone	Sell	3/16/22	953,378	952,913	(465)
	Euro	Buy	3/16/22	1,685,395	1,710,001	(24,606)
	Japanese Yen	Sell	5/18/22	1,895,119	1,894,524	(595)
	Swiss Franc	Buy	3/16/22	195,408	197,536	(2,128)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/22	4,433,429	4,369,429	64,000
	British Pound	Sell	3/16/22	5,567,756	5,566,033	(1,723)
	Euro	Buy	3/16/22	3,604,702	3,700,186	(95,484)
	Israeli Shekel	Buy	4/20/22	3,761,186	3,875,675	(114,489)
	Swedish Krona	Sell	3/16/22	168,967	112,954	(56,013)
Toronto-Dominion Bank
	Euro	Buy	3/16/22	682,325	691,220	(8,895)
UBS AG
	Australian Dollar	Buy	4/20/22	393,722	388,269	5,453
	British Pound	Sell	3/16/22	191,857	190,380	(1,477)
	Canadian Dollar	Buy	4/20/22	4,182,469	4,161,139	21,330
	Euro	Sell	3/16/22	21,681,607	21,964,033	282,426
	Japanese Yen	Sell	5/18/22	9,405,085	9,455,470	50,385
	Norwegian Krone	Buy	3/16/22	1,117,112	1,082,003	35,109
	Swedish Krona	Buy	3/16/22	2,461	11,958	(9,497)
WestPac Banking Corp.
	Australian Dollar	Buy	4/20/22	1,497,991	1,477,080	20,911
	British Pound	Sell	3/16/22	1,270,016	1,250,061	(19,955)
	Euro	Buy	3/16/22	4,963,519	5,028,505	(64,986)
Unrealized appreciation						974,367
Unrealized (depreciation)						(1,915,107)
Total						$(940,740)
* The exchange currency for all contracts listed is the United States Dollar.

20 International Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Australia	$—	$8,851,257	$—
Canada	29,573,630	—	—
Chile	4,456,612	—	—
Denmark	—	4,728,550	—
France	—	50,436,776	—
Germany	—	5,670,996	—
Greece	—	17,430,419	—
Hong Kong	—	5,029,417	—
India	—	1,651,960	—
Ireland	—	9,417,045	—
Italy	—	1,955,467	—
Japan	—	88,070,700	—
Jersey	—	6,418,184	—
Mexico	3,629,926	—	—
Netherlands	—	6,326,957	—
South Korea	—	14,126,430	—
Spain	—	11,878,087	—
Switzerland	—	7,031,880	—
Taiwan	—	21,363,644	—
United Kingdom	14,968,513	36,355,207	5
Total common stocks	52,628,681	296,742,976	5
Short-term investments	400,000	7,674,018	—
Totals by level	$53,028,681	$304,416,994	$5

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(940,740)	$—
Totals by level	$—	$(940,740)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 21

Statement of assets and liabilities 2/28/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $336,053,830)	$352,370,392
Affiliated issuers (identified cost $5,075,288) (Notes 1 and 5)	5,075,288
Foreign currency (cost $27,358) (Note 1)	27,344
Dividends, interest and other receivables	762,842
Foreign tax reclaim	324,546
Receivable for shares of the fund sold	78,970
Receivable for investments sold	1,007,863
Unrealized appreciation on forward currency contracts (Note 1)	974,367
Prepaid assets	47,482
Total assets	360,669,094

LIABILITIES
Payable for investments purchased	50,156
Payable for shares of the fund repurchased	183,294
Payable for compensation of Manager (Note 2)	266,052
Payable for custodian fees (Note 2)	30,124
Payable for investor servicing fees (Note 2)	118,986
Payable for Trustee compensation and expenses (Note 2)	191,830
Payable for administrative services (Note 2)	1,100
Payable for distribution fees (Note 2)	135,378
Unrealized depreciation on forward currency contracts (Note 1)	1,915,107
Collateral on certain derivative contracts, at value (Notes 1 and 8)	400,000
Other accrued expenses	228,390
Total liabilities	3,520,417

Net assets	$357,148,677

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$336,184,544
Total distributable earnings (Note 1)	20,964,133
Total — Representing net assets applicable to capital shares outstanding	$357,148,677

(Continued on next page)

22 International Capital Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($294,641,691 divided by 7,641,330 shares)	$38.56
Offering price per class A share (100/94.25 of $38.56)*	$40.91
Net asset value and offering price per class B share ($1,131,586 divided by 29,643 shares)**	$38.17
Net asset value and offering price per class C share ($2,803,695 divided by 74,184 shares)**	$37.79
Net asset value, offering price and redemption price per class R share
($8,823,815 divided by 233,960 shares)	$37.72
Net asset value, offering price and redemption price per class R6 share
($15,306,550 divided by 393,445 shares)	$38.90
Net asset value, offering price and redemption price per class Y share
($34,441,340 divided by 888,922 shares)	$38.75

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 23

Statement of operations Six months ended 2/28/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $286,673)	$3,711,223
Interest (including interest income of $2,055 from investments in affiliated issuers) (Note 5)	2,858
Securities lending (net of expenses) (Notes 1 and 5)	290
Total investment income	3,714,371

EXPENSES
Compensation of Manager (Note 2)	1,814,088
Investor servicing fees (Note 2)	367,038
Custodian fees (Note 2)	53,269
Trustee compensation and expenses (Note 2)	7,832
Distribution fees (Note 2)	451,710
Administrative services (Note 2)	6,358
Other	132,038
Total expenses	2,832,333
Expense reduction (Note 2)	(141)
Net expenses	2,832,192

Net investment income	882,179

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $501,868) (Notes 1 and 3)	27,707,485
Foreign currency transactions (Note 1)	(49,775)
Forward currency contracts (Note 1)	(1,256,591)
Total net realized gain	26,401,119
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of increase in deferred foreign tax of $123,051)	(72,616,624)
Assets and liabilities in foreign currencies	(19,780)
Forward currency contracts	(82,171)
Total change in net unrealized depreciation	(72,718,575)

Net loss on investments	(46,317,456)

Net decrease in net assets resulting from operations	$(45,435,277)

The accompanying notes are an integral part of these financial statements.

24 International Capital Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/22*	Year ended 8/31/21
Operations
Net investment income	$882,179	$3,277,999
Net realized gain on investments
and foreign currency transactions	26,401,119	40,802,429
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(72,718,575)	76,156,532
Net increase (decrease) in net assets resulting
from operations	(45,435,277)	120,236,960
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,145,681)	(2,469,868)
Class B	(3,947)	—
Class C	(13,641)	(1,784)
Class R	(104,935)	(52,441)
Class R6	(275,531)	(151,981)
Class Y	(585,280)	(292,222)
Net realized short-term gain on investments
Class A	(10,848,897)	(4,487,104)
Class B	(45,136)	(27,185)
Class C	(109,269)	(62,844)
Class R	(343,542)	(140,879)
Class R6	(548,282)	(187,829)
Class Y	(1,258,273)	(424,928)
From net realized long-term gain on investments
Class A	(23,849,698)	(6,178,614)
Class B	(99,226)	(37,432)
Class C	(240,212)	(86,535)
Class R	(755,227)	(193,987)
Class R6	(1,205,318)	(258,635)
Class Y	(2,766,127)	(585,114)
Increase (decrease) from capital share transactions (Note 4)	33,801,236	(15,422,582)
Total increase (decrease) in net assets	(58,832,263)	89,174,996

NET ASSETS
Beginning of period	415,980,940	326,805,944
End of period	$357,148,677	$415,980,940

*Unaudited.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
February 28, 2022**	$49.35	.10	(5.24)	(5.14)	(.60)	(5.05)	(5.65)	—	$38.56	(11.15)*	$294,642	.73*h	.21*h	19*
August 31, 2021	37.10	.37	13.74	14.11	(.35)	(1.51)	(1.86)	—	49.35	38.96	347,964	1.48	.86	36
August 31, 2020	34.55	.15	2.93	3.08	(.34)	(.19)	(.53)	—	37.10	8.83	272,957	1.54	.42	44
August 31, 2019	41.27	.17	(3.72)	(3.55)	—	(3.17)	(3.17)	—[e,g]	34.55	(7.69)	278,379	1.50	.48	42
August 31, 2018	40.19	.51	1.73	2.24	(.97)	(.19)	(1.16)	—	41.27	5.54	347,828	1.37	1.22	44
August 31, 2017	33.90	.38	6.73	7.11	(.82)	—	(.82)	—[d,e]	40.19	21.59	346,173	1.29	1.07	103
Class B
February 28, 2022**	$48.60	(.06)	(5.18)	(5.24)	(.14)	(5.05)	(5.19)	—	$38.17	(11.49)*	$1,132	1.10*h	(.13)*h	19*
August 31, 2021	36.52	.03	13.56	13.59	—	(1.51)	(1.51)	—	48.60	37.95	1,600	2.23	.07	36
August 31, 2020	34.27	(.13)	2.91	2.78	(.34)	(.19)	(.53)	—	36.52	8.02	1,750	2.29	(.38)	44
August 31, 2019	41.26	(.11)	(3.71)	(3.82)	—	(3.17)	(3.17)	—[e,g]	34.27	(8.40)	2,480	2.25	(.29)	42
August 31, 2018	40.16	.21	1.71	1.92	(.63)	(.19)	(.82)	—	41.26	4.74	4,073	2.12	.52	44
August 31, 2017	33.80	.11	6.76	6.87	(.51)	—	(.51)	—[d,e]	40.16	20.70	5,520	2.04	.32	103
Class C
February 28, 2022**	$48.24	(.06)	(5.14)	(5.20)	(.20)	(5.05)	(5.25)	—	$37.79	(11.51)*	$2,804	1.10*h	(.15)*h	19*
August 31, 2021	36.28	.02	13.47	13.49	(.02)	(1.51)	(1.53)	—	48.24	37.93	3,626	2.23	.05	36
August 31, 2020	34.04	(.13)	2.90	2.77	(.34)	(.19)	(.53)	—	36.28	8.04	3,879	2.29	(.38)	44
August 31, 2019	41.01	(.10)	(3.70)	(3.80)	—	(3.17)	(3.17)	—[e,g]	34.04	(8.40)	5,553	2.25	(.29)	42
August 31, 2018	39.96	.26[f]	1.65	1.91	(.67)	(.19)	(.86)	—	41.01	4.74	8,491	2.12	.64[f]	44
August 31, 2017	33.65	.12	6.72	6.84	(.53)	—	(.53)	—[d,e]	39.96	20.72	24,301	2.04	.34	103
Class R
February 28, 2022**	$48.33	.04	(5.12)	(5.08)	(.48)	(5.05)	(5.53)	—	$37.72	(11.25)*	$8,824	.86*h	.10*h	19*
August 31, 2021	36.36	.26	13.46	13.72	(.24)	(1.51)	(1.75)	—	48.33	38.60	11,426	1.73	.62	36
August 31, 2020	33.95	.06	2.88	2.94	(.34)	(.19)	(.53)	—	36.36	8.57	8,766	1.79	.17	44
August 31, 2019	40.72	.08	(3.68)	(3.60)	—	(3.17)	(3.17)	—[e,g]	33.95	(7.93)	9,914	1.75	.22	42
August 31, 2018	39.66	.41	1.70	2.11	(.86)	(.19)	(1.05)	—	40.72	5.28	15,380	1.62	1.00	44
August 31, 2017	33.44	.29	6.65	6.94	(.72)	—	(.72)	—[d,e]	39.66	21.31	17,974	1.54	.84	103
Class R6
February 28, 2022**	$49.85	.18	(5.29)	(5.11)	(.79)	(5.05)	(5.84)	—	$38.90	(11.00)*	$15,307	.54*h	.40*h	19*
August 31, 2021	37.45	.56	13.86	14.42	(.51)	(1.51)	(2.02)	—	49.85	39.53	16,396	1.08	1.28	36
August 31, 2020	34.72	.31	2.95	3.26	(.34)	(.19)	(.53)	—	37.45	9.31	11,393	1.11	.86	44
August 31, 2019	41.29	.33	(3.73)	(3.40)	—	(3.17)	(3.17)	—[e,g]	34.72	(7.30)	11,955	1.06	.92	42
August 31, 2018†	42.19	.13	(1.03)	(.90)	—	—	—	—	41.29	(2.13)*	12,695	.27*	.32*	44

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Capital Opportunities Fund	International Capital Opportunities Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
February 28, 2022**	$49.64	.15	(5.26)	(5.11)	(.73)	(5.05)	(5.78)	—	$38.75	(11.03)*	$34,441	.61*h	.33*h	19 *
August 31, 2021	37.29	.49	13.81	14.30	(.44)	(1.51)	(1.95)	—	49.64	39.32	34,969	1.23	1.12	36
August 31, 2020	34.64	.22	2.96	3.18	(.34)	(.19)	(.53)	—	37.29	9.09	28,060	1.29	.61	44
August 31, 2019	41.27	.28	(3.74)	(3.46)	—	(3.17)	(3.17)	—[e,g]	34.64	(7.46)	30,794	1.25	.77	42
August 31, 2018	40.19	.64	1.70	2.34	(1.07)	(.19)	(1.26)	—	41.27	5.79	34,311	1.12	1.54	44
August 31, 2017	33.91	.50	6.69	7.19	(.91)	—	(.91)	—[d,e]	40.19	21.90	54,499	1.04	1.40	103

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors which amounted to less than $0.01 per share outstanding on February 15, 2017.

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending August 31, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Market Corp. which amounted to less than $0.01 per share outstanding on March 6, 2019.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$ 0.10	0.21%
Class B	0.11	0.24
Class C	0.10	0.22
Class R	0.10	0.22
Class R6	0.09	0.20
Class Y	0.09	0.20

The accompanying notes are an integral part of these financial statements.

28 International Capital Opportunities Fund	International Capital Opportunities Fund 29

Notes to financial statements 2/28/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through February 28, 2022.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. The fund may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

30 International Capital Opportunities Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Capital Opportunities Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

32 International Capital Opportunities Fund

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,403,033 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,841,105 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $340,496,276, resulting in gross unrealized appreciation and depreciation of $51,115,060 and $35,106,396, respectively, or net unrealized appreciation of $16,008,664.

International Capital Opportunities Fund 33

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.462% of the fund’s average net assets, which included an effective base fee of 0.452% and an increase of 0.010% ($40,907) based on performance.

Putnam Management has contractually agreed, through December 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

34 International Capital Opportunities Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$313,862	Class R6	4,024
Class B	1,299	Class Y	34,797
Class C	3,137	Total	$367,038
Class R	9,919

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $141 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $269, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

International Capital Opportunities Fund 35

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$403,364
Class B	1.00%	1.00%	6,688
Class C	1.00%	1.00%	16,147
Class R	1.00%	0.50%	25,511
Total			$451,710

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,521 from the sale of class A shares and received $58 and $34 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$73,039,370	$91,475,608
U.S. government securities (Long-term)	—	—
Total	$73,039,370	$91,475,608

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	139,686	$6,211,433	253,984	$11,107,228
Shares issued in connection with
reinvestment of distributions	899,732	37,077,946	301,048	12,514,561
	1,039,418	43,289,379	555,032	23,621,789
Shares repurchased	(448,541)	(20,029,996)	(861,854)	(36,557,457)
Net increase (decrease)	590,877	$23,259,383	(306,822)	$(12,935,668)

36 International Capital Opportunities Fund

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	7	$299	877	$38,139
Shares issued in connection with
reinvestment of distributions	3,623	147,996	1,564	64,340
	3,630	148,295	2,441	102,479
Shares repurchased	(6,912)	(311,377)	(17,439)	(742,798)
Net decrease	(3,282)	$(163,082)	(14,998)	$(640,319)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	2,000	$90,473	6,944	$301,665
Shares issued in connection with
reinvestment of distributions	8,922	360,902	3,680	150,280
	10,922	451,375	10,624	451,945
Shares repurchased	(11,914)	(522,313)	(42,383)	(1,773,953)
Net decrease	(992)	$(70,938)	(31,759)	$(1,322,008)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	21,719	$952,895	85,519	$3,714,595
Shares issued in connection with
reinvestment of distributions	29,843	1,203,531	9,497	387,275
	51,562	2,156,426	95,016	4,101,870
Shares repurchased	(54,005)	(2,351,427)	(99,711)	(4,204,796)
Net decrease	(2,443)	$(195,001)	(4,695)	$(102,926)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	46,468	$2,111,799	57,299	$2,566,188
Shares issued in connection with
reinvestment of distributions	48,836	2,029,131	14,293	598,445
	95,304	4,140,930	71,592	3,164,633
Shares repurchased	(30,768)	(1,356,952)	(46,904)	(1,994,968)
Net increase	64,536	$2,783,978	24,688	$1,169,665

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	182,273	$8,346,285	122,507	$5,368,078
Shares issued in connection with
reinvestment of distributions	108,873	4,506,271	29,107	1,214,935
	291,146	12,852,556	151,614	6,583,013
Shares repurchased	(106,643)	(4,665,660)	(199,661)	(8,174,339)
Net increase (decrease)	184,503	$8,186,896	(48,047)	$(1,591,326)

International Capital Opportunities Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/21	cost	proceeds	income	of 2/28/22
Short-term investments
Putnam Short Term
Investment Fund*	$3,650,503	$56,085,681	$54,660,896	$2,055	$5,075,288
Total Short-term
investments	$3,650,503	$56,085,681	$54,660,896	$2,055	$5,075,288

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$290,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$974,367	Payables	$1,915,107
Total		$974,367		$1,915,107

38 International Capital Opportunities Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,256,591)	$(1,256,591)
Total	$(1,256,591)	$(1,256,591)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(82,171)	$(82,171)
Total	$(82,171)	$(82,171)

International Capital Opportunities Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$110,842	$50,882	$78,639	$67,264	$65,325	$94,000	$27,801	$64,000	$—	$394,703	$20,911	$974,367
Total Assets	$110,842	$50,882	$78,639	$67,264	$65,325	$94,000	$27,801	$64,000	$—	$394,703	$20,911	$974,367
Liabilities:
Forward currency contracts#	87,700	137,877	478,095	11,842	256,323	531,925	38,826	267,709	8,895	10,974	84,941	1,915,107
Total Liabilities	$87,700	$137,877	$478,095	$11,842	$256,323	$531,925	$38,826	$267,709	$8,895	$10,974	$84,941	$1,915,107
Total Financial and Derivative
Net Assets	$23,142	$(86,995)	$(399,456)	$55,422	$(190,998)	$(437,925)	$(11,025)	$(203,709)	$(8,895)	$383,729	$(64,030)	$(940,740)
Total collateral received
(pledged)†##	$—	$(86,995)	$(399,456)	$—	$(190,998)	$(437,925)	$(11,025)	$(203,709)	$—	$383,729	$—
Net amount	$23,142	$—	$—	$55,422	$—	$—	$—	$—	$(8,895)	$—	$(64,030)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$400,000	$—	$400,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(110,933)	$(483,710)	$—	$(252,848)	$(669,768)	$(100,939)	$(222,907)	$—	$—	$—	$(1,841,105)

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 International Capital Opportunities Fund	International Capital Opportunities Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

42 International Capital Opportunities Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Capital Opportunities Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Capital Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2022